                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, William A. Osborn, hereby constitute and appoint Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as Chairman of the Board, Chief Executive Officer and President and a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of May, 2003.


                                                     /s/ William A. Osborn
                                                    ----------------------------
                                                         William A. Osborn

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Duane L. Burnham, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 17th day of May, 2003.

                                                      /s/  Duane L. Burnham
                                                     ---------------------------
                                                           Duane L. Burnham

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Dolores E. Cross, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of May, 2003.


                                                        /s/ Dolores E. Cross
                                                       -------------------------
                                                            Dolores E. Cross

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Susan Crown, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of May, 2003.

                                                      /s/ Susan Crown
                                            ------------------------------------
                                                          Susan Crown

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert S. Hamada, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 20th day of May, 2003.


                                                    /s/ Robert S. Hamada
                                                   ---------------------------
                                                        Robert S. Hamada

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert A. Helman, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of May, 2003.


                                                       /s/ Robert A. Helman
                                                     ---------------------------
                                                           Robert A. Helman

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Arthur L. Kelly, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 16th day of May, 2003.


                                                      /s/ Arthur L. Kelly
                                                    ----------------------------
                                                          Arthur L. Kelly

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Frederick A. Krehbiel, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 16th day of May, 2003.


                                                /s/ Frederick A. Krehbiel
                                               ---------------------------------
                                                    Frederick A. Krehbiel

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert C. McCormack, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

                  I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 20th day of May, 2003.

                                                   /s/ Robert C. McCormack
                                                   -----------------------------
                                                       Robert C. McCormack

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Edward J. Mooney, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 16th day of May, 2003.

                                                    /s/   Edward J. Mooney
                                                    ----------------------------
                                                          Edward J. Mooney

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, John W. Rowe, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

                  I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 19th day of May, 2003.

                                                   /s/ John W. Rowe
                                                   -----------------------------
                                                       John W. Rowe

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Harold B. Smith, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

                  I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 19th day of May, 2003.

                                                        /s/ Harold B. Smith
                                                        ------------------------
                                                            Harold B. Smith

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, William D. Smithburg, hereby constitute and appoint William A. Osborn, Perry R. Pero, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 17th day of May, 2003.

                                                  /s/  William D. Smithburg
                                                  ------------------------------
                                                       William D. Smithburg

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Perry R. Pero, hereby constitute and appoint William A. Osborn, Harry W. Short and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as Vice Chairman and Chief Financial Officer of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of May, 2003.

                                                        /s/  Perry R. Pero
                                                        ------------------------
                                                             Perry R. Pero

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT I, Harry W. Short, hereby constitute and appoint William A. Osborn, Perry R. Pero, and William R. Dodds, or any of them, as my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as Executive Vice President and Controller of Northern Trust Corporation (the "Corporation"), one or more Registration Statements on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of debt securities, common stock, preferred stock, warrants, stock purchase contracts and stock purchase units to be issued by the Corporation, common securities and preferred securities to be issued by one or more business trusts or similar entities created by the Corporation, and guarantees by the Corporation of the payment obligations under such preferred securities of such trusts or similar entities, in an aggregate amount to be registered not in excess of $500,000,000.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 19th day of May, 2003.

                                                     /s/   Harry W Short
                                                     --------------------------
                                                           Harry W. Short